EXHIBIT 99.1


DONEGAL GROUP INC. ANNOUNCES EARNINGS FOR THIRD QUARTER



Ralph G. Spontak
Senior Vice President and Chief Financial Officer
Phone  (717) 426-1931
Fax      (717) 426-7009

                                                          For Immediate Release
                                                          ---------------------


         MARIETTA, Pennsylvania, October 15, 2003 - Donegal Group Inc. (Nasdaq:
DGICA and DGICB) today reported its results of operations for the quarter and nine months ended September 30, 2003.

         The Company reported net income of $4,001,385, or $.40 per share on a diluted basis, compared to $3,015,676, or $.33 per share on a diluted basis, in the third quarter of 2002. These results were achieved despite property claims from Hurricane Isabel that totaled $1 million, net of reinsurance, and reduced net income by $650,000, or $.07 per share on a diluted basis, for the quarter ended September 30, 2003.

         The Company's excellent underwriting results continued through the third quarter of this year with a combined ratio for the third quarter of 96.8%, compared to 99.5% for the third quarter of 2002. The Company's loss ratio showed improvement from a year earlier to 65.9% for the third quarter of 2003 compared to 69.3% for the third quarter of 2002 despite the hurricane related losses that added approximately 2 percentage points to the third quarter 2003 loss ratio.

         The strong results helped the Company increase its book value per common share to $15.69 as of September 30, 2003.

"Our third quarter
         underwriting results were solid despite Hurricane Isabel hitting our primary operating area", stated

         Donald H. Nikolaus, President and Chief Executive Officer of Donegal Group. Mr. Nikolaus further stated that "the underwriting discipline to restrict catastrophe exposures, combined with our reinsurance programs, have limited the financial impact of a major weather event just as they were designed to do."

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         Net income was $13,114,770, or $1.37 per share on a diluted basis, for the first nine months of 2003, compared to $8,375,226, or $.91 per share on a diluted basis for the first nine months of 2002. The Company's net income for the first three quarters of 2003 exceeded its net income for all of 2002. The Company's combined ratio for the nine months ended September 30, 2003 was 95.4%, compared to 100.2% for the nine months ended September 30, 2002, with all major lines of business showing improvement over the prior year.

         Revenues for the third quarter of 2003 were $54,285,753, an increase of 6.3% over a year earlier, with net premiums earned for the third quarter of $49,719,584, also a 6.3% increase over the third quarter of 2002. The lower interest rate environment impacted investment income which decreased 8.2% to $3,326,603 compared to $3,623,262 for the third quarter of 2002 despite an increase in average invested assets.

         The Company will hold a conference call and webcast on Wednesday October 15, beginning at 11:00 A. M. Eastern Time. You may participate in the conference call by calling 1-800-299-7635 (International 617-786-2901) Passcode
I. D. 13708300. An instant replay of the conference call will be available for 10 days by calling 1-888-286-8010 (Passcode I. D. 40638284).

         All statements contained in this release that are not historic facts are based on current expectations. Such statements are forward-looking (as defined in the Private Securities Litigation Reform Act of 1995) in nature and involve a number of risks and uncertainties. Actual results may vary materially. The factors that could cause actual results to vary materially include: The ability of the Company to maintain profitable operations, the adequacy of the Company's reserves for losses and loss adjusting expenses, business and economic conditions in the Company's primary operating areas, competition from various insurance and non-insurance businesses, changes in regulatory requirements, weather events and other risks that may be described from time to time in the reports Donegal files with the Securities and Exchange Commission. Undue reliance should not be placed on any such forward-looking statements.

         Donegal Group Inc. is a regional property-casualty insurance holding company doing business in 14 Mid-Atlantic and Southern states through its insurance subsidiaries, Atlantic States Insurance Company and Southern Insurance Company of Virginia.


                                 (Tables Follow)


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
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

                                                                    Third Quarter Ended
                                                -------------------------------------------------------------
                                                       September 30,                  September 30,
                                                            2003                           2002
                                                ----------------------------- -------------------------------

Net premiums earned                                        $49,719,584                     $46,792,748
Investment income,
     net of investment expenses                              3,326,603                       3,623,262
Realized investment gains (losses)                             408,873                       (201,190)
Total revenues                                              54,285,753                      51,085,417

Net income                                                  $4,001,385                      $3,015,676

Net income per common share
     Basic                                                    $   0.43                        $   0.33
     Diluted                                                  $   0.40                        $   0.33




                                                                     Nine Months Ended
                                                -------------------------------------------------------------
                                                       September 30,                  September 30,
                                                            2003                           2002
                                                ----------------------------- -------------------------------

Net premiums earned                                       $146,082,154                    $138,355,520
Investment income,
     net of investment expenses                             10,006,831                      11,063,848
Realized investment gains (losses)                             494,763                        (13,931)
Total revenues                                             159,297,990                     151,856,266

Net income                                                $ 13,114,770                     $ 8,375,226

Net income per common share
     Basic                                                    $   1.42                        $   0.92
     Diluted                                                  $   1.37                        $   0.91

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                        Consolidated Statements of Income
                  (unaudited; in thousands, except share data)
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                                                                    Third Quarter Ended
                                                -------------------------------------------------------------
                                                        September 30,                    September 30,
                                                            2003                              2002
                                                ------------------------------ ------------------------------

Net premiums earned                                          $ 49,720                         $ 46,793
Investment income,
     net of investment expenses                                 3,326                            3,623
Realized investment gains (losses)                                409                            (201)
Lease income                                                      215                              201
Service charge income                                             616                              670
                                                                  ---                              ---
     Total revenues                                            54,286                           51,086
                                                               ------                           ------

Losses and loss expenses                                       32,760                           32,424
Amortization of deferred policy
     acquisition costs                                          7,874                            7,365
Other underwriting expenses                                     7,239                            6,512
Other expenses                                                    310                              159
Policyholder dividends                                            242                              280
Interest                                                          358                              249
                                                                  ---                              ---
     Total expenses                                            48,783                           46,989
                                                               ------                           ------

Income before income taxes                                      5,503                            4,097
     Income tax expense                                         1,502                            1,081
                                                                -----                            -----
Net income                                                   $  4,001                          $ 3,016
                                                            =========                          =======
Net income per common share
     Basic                                                   $  0.43                           $  0.33
                                                             --------                          -------
     Diluted                                                  $  0.40                          $  0.33
                                                              -------                          -------


    Supplementary Financial Analysts' Data

Weighted average number of
   shares outstanding
     Basic                                                  9,315,339                        9,098,935
                                                            ---------                        ---------
     Diluted                                                9,905,492                        9,197,933
                                                            ---------                        ---------

Net written premiums                                         $ 53,009                         $ 48,831
                                                             --------                         --------

Book value per common share                                  $  15.69                         $  14.37
                                                             --------                         --------

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



                                                                     Nine Months Ended
                                                -------------------------------------------------------------
                                                       September 30,                     September 30,
                                                            2003                             2002
                                                ----------------------------- -------------------------------

Net premiums earned                                          $146,082                         $138,355
Investment income,
     net of investment expenses                                10,007                           11,064
Realized investment gains (losses)                                495                             (14)
Lease income                                                      629                              590
Service charge income                                           1,879                            1,861
Other Income                                                      206                                -
                                                              -------                          -------
                                                              159,298                          151,856
                                                              -------                          -------
    Total revenues

Losses and loss expenses                                       94,268                           95,857
Amortization of deferred policy
     acquisition costs                                         22,861                           22,095
Other underwriting expenses                                    21,532                           19,813
Other expenses                                                    985                              872
Policyholder dividends                                            711                              852
Interest                                                          880                              870
                                                              -------                          --------
     Total expenses                                           141,237                          140,359
                                                              -------                          -------

Income before income taxes                                     18,061                           11,497
     Income tax expense                                        4,946                             3,122
                                                               ------                            -----
Net income                                                   $ 13,115                          $ 8,375
                                                             ========                          =======

Net income per common share
     Basic                                                    $  1.42                          $  0.92
                                                              -------                          -------
     Diluted                                                  $  1.37                          $  0.91
                                                              -------                          -------

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                                   Supplementary Financial Analysts' Data
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Net written premiums                                        $ 156,533                        $ 148,798
                                                            ---------                        ---------

Weighted average number of
   shares outstanding
     Basic                                                  9,265,308                        9,063,109
                                                            ---------                        ---------
     Diluted                                                9,590,809                        9,166,314
                                                            ---------                        ---------







                           Consolidated Balance Sheet
                  (unaudited; in thousands, except share data)

                                                                 September 30, 2003           December 31, 2002
                                                                 ------------------           -----------------

ASSETS
Investments:
   Fixed Maturities:
     Held to maturity, at amortized
cost                                                                 $ 113,746                      $ 86,702
     Available for sale, at fair value                                 178,898                       194,732
     Equity securities, at fair value                                   24,956                        21,836
   Short-term investments, at cost,
     which approximates fair  value                                     40,720                        29,029
                                                                        ------                        ------
                  Total investments                                    358,320                       332,299
Cash                                                                     4,953                         1,125
Premiums in course of collection                                        28,618                        26,287
Reinsurance receivable                                                  82,776                        83,207
Accrued investment income                                                3,553                         3,815
Deferred policy acquisition costs                                       16,223                        14,567
Prepaid reinsurance premiums                                            31,930                        27,854
Property and equipment, net                                              4,194                         4,430
Deferred income taxes                                                    7,102                         6,956
Other assets                                                             3,929                           678
                                                                         -----                           ---
                  Total assets                                       $ 541,598                     $ 501,218
                                                                     =========                     =========


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
         Unpaid losses and loss
                 Adjustment expenses                                 $ 216,653                     $ 210,692
         Unearned premiums                                             135,530                       121,002
         Accounts payable and accrued                                    6,668                         6,584
expenses
         Debt                                                           27,800                        19,800
         Due to affiliates                                               4,441
                                                                                                       4,080
            Other liabilities                                            4,107                         5,877
                                                                         -----                         -----

                  Total liabilities                                    395,199                       368,035


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

Stockholders' Equity
Preferred stock $1.00 par value;
authorized 2,000,000 shares,
none issued

            Class A common stock, $.01 par
            value, authorized 30,000,000
            shares, issued 6,403,342 and
            6,269,093 shares and                                         64                            63
            outstanding 6,321,818 and
            6,187,569 shares
            Class B common stock, $.01 par
            value authorized 10,000,000
            shares, issued 3,051,811 and                                 31                            30
            3,024,742 shares and
            outstanding 3,011,049 and
            2,983,980 shares

Additional paid-in capital                                              63,288                        60,652
Accumulated other comprehensive                                          5,328                         4,912
     Income
Retained earnings                                                       78,580                        68,418
Treasury stock, at cost                                                  (892)                         (892)
                                                                         -----                         -----
Total stockholders' equity                                             146,399                       133,183
                                                                       -------                       -------
Total liabilities and stockholders' equity                           $ 541,598                     $ 501,218
                                                                     =========                     =========

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